UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 4, 2003

QUANEX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-5725	38-1872178
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas 77027
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 961-4600

Item 7.  Financial Statements, ProForma Financial Information and Exhibits.

(a)   Financial statements of businesses acquired.

Not applicable.

(b)   Pro forma financial information.

Not applicable.

(c)   Exhibits

99.1                           Press Release dated December 4, 2003, announcing fourth quarter 2003 and fiscal 2003 results.

Item 12.  Results of Operations and Financial Condition.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 4, 2003, Quanex Corporation issued a press release (“the Press Release”) reporting its earnings results for the fourth quarter and fiscal year ended October 31, 2003.  The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX CORPORATION

Date: December 4, 2003	By:	/s/ Terry M. Murphy
Terry M. Murphy
Vice President – Finance and Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Item Number	Exhibit

99.1	Press Release dated December 4, 2003, announcing fourth quarter 2003 and fiscal 2003 results.